UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) October 24, 2006
--------------------------------------------------------------------------------


   BTU INTERNATIONAL, INC.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its chapter)


   DELAWARE                         000-17297                   04-2781248
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation                   File Number)              Identification No.)

   23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS             01862
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (978) 667-4111
--------------------------------------------------------------------------------


      NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

     ITEM 2.02         Results of Operations and Financial Condition.

     On October 24, 2006, BTU International Inc. issued a news release to report its financial results for the quarter ended October 1, 2006.

     ITEM 9.01         Financial Statements and Exhibits.

     (c) The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BTU INTERNATIONAL, INC.
                                             (Registrant)

Date :   October 24, 2006                 By: /s/ Thomas P. Kealy
                                           -------------------------------------
                                        Thomas P. Kealy
                                        Vice President, Corporate Controller and
                                        Chief Accounting Officer (principal
                                        financial and accounting officer)

                                  EXHIBIT INDEX
                                  -------------



         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT
         ------            ----------------------

         99.1              News release, dated October 24, 2006, of
                           BTU International, Inc.